3. Spin-Off	6 Months Ended
Jun. 30, 2015
Business Combinations [Abstract]
3. Spin-Off

On March 3, 2013, the Company, formerly a wholly-owned subsidiary of Epazz, Inc., was spun-off. As a result, on November 21, 2013 the Company distributed a total of 345,610,950 shares to holders of record of Epazz, Inc. as of the close of trading on September 15, 2013 on a 10:1 basis.

The following table summarizes the fair value of assets acquired and liabilities assumed:

Assets acquired
Cash	$–
Total assets acquired	–
Liabilities assumed
Intercompany accounts payable, related party	1,025
Total fair value of assets and liabilities acquired	(1,025)